UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

______________________________

Date of report (Date of earliest event reported): September 16, 2005

Merrill Merchants Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maine (State or other jurisdiction of incorporation)	000-24715 (Commission File Number)	01-0471507 (IRS Employer Identification No.)

201 Main Street, Bangor, Maine 04401
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (207) 942-4800

Not Applicable
(Former name or former address, if changed since 1st report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Susan B. Singer has resigned as a member of the Merrill Merchants Bancshares, Inc. Board of Directors, and all affiliate board seats, effective September 23, 2005. Her resignation is the result of retirement and relocation to Florida.

Item 8.01     Other Events

On September 16, 2005, Merrill Merchants Bancshares, Inc. issued a press release announcing a cash dividend of $.16 per share on the common stock payable October 31, 2005 to shareholders of record on October 14, 2005. The press release announcing the cash dividend is attached as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(c)	Exhibit

Exhibit 99.1 - Press Release dated September 16, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merrill Merchants Bancshares, Inc.

By:	/s/ Deborah A. Jordan
Chief Financial Officer

Dated: September 16, 2005